Exhibit No. 99.2


Transcript of the April 21, 2004 Conference Call:

CORPORATE PARTICIPANTS

       Dave Dutton
 Mattson Technology - CEO and President


       Ludger Viefhues
 Mattson Technology - CFO



CONFERENCE CALL PARTICIPANTS

       Jay Deahna
 JP Morgan - Analyst


       Bill Ong
 American Technology Research - Analyst


       Dan Barenbaum
 Smith Barney - Analyst


       Robert Maire
 Semiconductorequipment.com - Analyst


       Ali Irani
 CIBC World Markets - Analyst


       Tom DeMora
 State of Wisconsin - Analyst



PRESENTATION


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Operator

 Welcome to today's Mattson Technology Incorporated First Quarter 2004 Earnings Release Conference Call. Today's call is being recorded. Information provided in today's conference call contains forward-looking statements regarding the company's future prospects, including but not limited to: anticipated bookings, revenue and margins for future periods. Forward-looking statements address matters that are subject to a number of risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to: end-user demand for semiconductors, customer demand for semiconductor manufacturing equipment, the timing of significant customer orders for the company's products, customer acceptance of delivered products and the company's ability to collect amounts due upon shipment and upon acceptance, the company's ability to timely manufacture, deliver, and support ordered products, the company's ability to bring new products to market and to gain market share with such products, customer rate of adoption of new technologies, risks inherent in the development of complex technology, the timing and competitiveness of new product releases by the company's competitors, the company's ability to align its cost structure with market conditions, and other risks and uncertainties described in the company's Forms 10-K, 10-Q, and other filings with the Securities and Exchange Commission. The company assumes no obligation to update the information provided in this conference call. At this time, for opening remarks and introductions, I would like to turn the call over to the CEO, Mr. Dave Dutton. Please go ahead, sir.


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 Dave Dutton  - Mattson Technology - CEO and President

 Thank you, Brett. Good morning. With me today is Ludger Viefhues, our CFO. We'd like to welcome you to Mattson Technology's First Quarter 2004 Earnings Conference Call. In today's conference call, I'll cover three topics -- current economic developments and outlook for the semiconductor industry, Mattson's progress in our key strategies over the last quarter, and I will finish with our guidance for the upcoming quarter, after Ludger reviews the details of our first quarter results.

We are seeing strong fundamentals in the industry, driven by a strengthening economic recovery. Capacity utilization rates, which are well above 90%, with the leading foundries operating at 100%, have led to solid order momentum. Because the overall semiconductor industry has just completed three years of under-investment in manufacturing capacity, utilization rates are expected to remain high. Feedback from our customers indicates that demand remains strong across DRAMs, handsets, PCs, and the automotive segment, so growth appears to be broad-based. It appears that there will be continuing improvement in the market situation, and Asia is expected to show the strongest growth.

The strong order environment and business conditions we saw near the end of 2003 have extended into 2004, making the first quarter a very good quarter for Mattson. Some recent accomplishments include: We successfully completed a public offering in February, further strengthening our balance sheet. Our R&D investments and commitment to technology innovation led to the development and recent introductions of two new products -- our low-pressure annealing (or LPA) RTP module, and the Aspen III ICP HT, our new, high throughput ICP dry strip system.

Now, I will talk in more detail about our technology leadership in our core product areas. One of our key strategies is to extend our technology leadership through the development of innovative, "best-of-breed" Strip and RTP products. Technology leadership in our products has enabled Mattson to deliver strong first quarter performance. We continue to make gains in the dry Strip market and saw growth in RTP.

In Strip, we continue to see success in our efforts toward strengthening our leading position. As the upturn unfolds and we move away from low volume lumpiness, we believe that Mattson is well-positioned to extend our leadership and increase our opportunities for market share gains. As part of our drive to increase value to our customers, we have reduced the costs of ownership of our ICP Strip system and recently introduced the Aspen III ICP-HT, our new, inductively coupled plasma, high-throughput Strip system. This enhanced system is demonstrating success at multiple customer sites, strengthening our position in the front-end-of-line Strip area. The ICP-HT's are showing significant productivity improvements, not only in bulk Strip, but also in more technologically-advanced cleaning applications.

We also continue to work with key customers to ramp our Aspen III Highlands low-k/copper Strip systems for production in 90 nanometer back-end-of-line applications and are collaborating with them to extend the Highlands' capabilities for 65 nanometer and below applications.

In RTP, we continue to expand the penetration of our next generation product into new accounts for logic and memory in Japan and Taiwan, proof of this product's growing acceptance. Ongoing evaluations for the new tool are progressing well at key customer sites and we are on track for the scheduled mid-year market introduction. We are seeing high interest from our customers in the logic segment for our technology, especially for upcoming 65 nanometer production lines and for low-temperature salicidation applications. We shipped our current-generation RTP products in volume into several recently-won accounts, underscoring our strengthening relationships with these new customers. Our RTP product line is continuing to win against the competition based on demonstrated technology advantages for advanced applications in 65 nanometer production requirements, including low temperature applications.

We also recently announced a strategic technology development alliance with TEL. This project combines our new single wafer RTP, low pressure annealing (or LPA) module, with TEL's plasma processing system to address customer needs for advanced gate dielectrics. The collaboration is an example of our overall strategy to leverage technology alliances to, 1) expand our market presence, and
2) reduce R&D cycle times and optimize "time-to-market" of advanced process solutions.

We are now starting to see the results from the hard work that we have invested into this R&D alliance, which we began over the last year, with production-volume orders for our new technology. We believe that this strategic relationship will lead to increased revenues as we expect to see follow on multiple unit orders going into the next quarter.

Acceleration in 300 millimeter and continued 200 millimeter capacity expansion generated another quarter of strengthened demand for our advanced tools. Over the last quarter, we continued to build upon our leading 300 millimeter position and expand our customer base with new design wins for our advanced products. We saw increases in our 300 millimeter sales and we believe that this will translate into further market share gains as customers increase their 300 millimeter production capacity.

Our advanced, Strip, and RTP products are meeting our customers' stringent demands for 90 nanometer production and we are seeing growing acceptance of our technologies for the 65 nanometer node.

Now let's talk about Mattson's focus on strengthening customer collaborations and partnerships, to build our customer loyalty. We have established strong customer relationships with the top semiconductor manufacturers, and our customer-centric culture and product leadership is enabling us to: win new customers and attain preferred vendor status, win sales from the new adopters of next-generation technology, and penetrate new markets. In the first quarter, we secured key new customers and new 300 millimeter wins for our products in China, Japan, Korea, Singapore, Taiwan, and the United States for both logic and memory applications.

Our growth was strongest in Japan and Asia Pacific, where the industry itself is growing the most rapidly. We had strong growth in China, where we continue to invest, and our efforts in strengthening our infrastructure delivered results in both product areas. We secured a new customer win for Strip and received follow-on orders from China's leading foundries, where we continue to strengthen our vendor of choice position at several major Chinese customers. We also added several new customers in Japan for our 300 millimeter products.

Moving on, our drive towards operational excellence continues to improve flexibility and efficiencies. Our Cyclically Flexible Enterprise (or CFE) business model has been a key driver of our operational improvement. Over the last two quarters, we've been able to ramp our production levels while holding internal direct headcount flat. Our outsourcing partner continued the successful production ramp of our 200 millimeter Strip and RTP systems. At the same time, we've added more products to our flexible outsourcing model, including our base 300 millimeter Strip technology.

Our CFE model and operational excellence initiatives are delivering the expanded capacity required to meet this aggressive upturn while helping us to maintain a stable internal enterprise. This allows our teams to spend less time responding to the market cycles and more time developing and delivering increasingly advanced products. We expect the increased efficiencies to provide further operating and financial leverage as the business environment continues to improve.

Now I'll turn the call over to Ludger to review our financial results in more detail. Ludger?


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 Ludger Viefhues  - Mattson Technology - CFO

 Thank you, Dave, and good morning. Mattson's improving operations and performance are clearly demonstrated by the numbers we released this morning. Today, I want to comment on the financial results of our first quarter, ended March 28, 2004, by offering a few points about the financial steps we took in 2003 and how those investments should help us in 2004. Let me put it into context.

In 2003, we built the flexible financial foundation of a Cyclically Flexible Enterprise (CFE) business model. The model is intended to maximize profitability at each stage of the industry cycle. We began by eliminating redundant costs and streamlining operations. We proceeded to launch an ERP initiative, and we strengthened our internal control systems. At the end of the year, we took advantage of a market upturn to return to profitability.

2004 provides us an opportunity to continue our transition to CFE, and to expand our business on all levels. First, we continue to focus on cost controls while we invest in our market presence near our customers. Second, we are bringing new products to full production status, while we develop stronger relationships with our logistic, manufacturing, and technology partners. Third, we are consolidating our central management information processes and updating our business controls -- we are starting to see the early benefits of our ERP initiative. Fourth, we have further improved our cash position, despite the investments required to build inventory to support increasing revenue and backlog levels.

In short, Mattson is committed to deliver shareholder value.

Let me now go over the first quarter details that demonstrate our progress on these points. Net sales for the first quarter of 2004 were $53.1 million, 22% higher than $43.4 million in the fourth quarter of 2003 and strong as well, compared to $35.5 million reported in the same quarter a year ago (excluding $32 million of Wet Division revenues). You will recall that we divested the Wet Division in the last weeks of 2003's first quarter. This year's increase in first quarter revenue reflects both the positive industry environment in which we are operating, as well as growing demand for the technology solutions offered by our RTP and Strip products.

In addition to RTP and Strip products, net sales in this year's first quarter included $3.2 million in royalties from our DNS technology agreement.

Geographically, revenues by region during the first quarter of 2004 showed the continuing importance of the Asia Pacific region in our customer base. Japan and the Pacific Rim represented 19% and 61%, respectively. North America and Europe were 8% and 12%, respectively.

This quarter's net income of $3.3 million, or seven cents per share, demonstrates our significantly improving performance. This achievement represents a five cents per share improvement over the fourth quarter of 2003, reported net income of $1.1 million. In the first quarter a year ago, Mattson reported a net loss of $16 million, or a loss of 36 cents per share.

Last quarter when we spoke to you, we reported a milestone -- we had reached profitability. This quarter, we improved on profitability with net income reaching 6% of sales. Shipments in the first quarter reached $51.7 million, 23% higher than the fourth quarter of 2003, and 44% higher than the first quarter of 2003, excluding Wet shipments.

Gross margin grew to 42.2%, another half percentage point over the previous quarter and eight points over gross margin in the first quarter of 2003, excluding Wet products. If demand remains strong, we expect that margins will rise further by the second half of 2004, but margins have been and will continue to be constrained in the first half of this year, given the extra costs associated with the ramp up of new products.

R&D expense for the first quarter was $4.9 million, slightly higher than $4.3 million in the fourth quarter, but substantially less than the $7.6 million the same period a year ago. In this case, R&D expense does not exclude Wet because it is more difficult to break out those expenses by product line. Again, in the first quarter, we benefited from a cost-sharing alliance under a program that is now complete.

SG&A expense rose somewhat this quarter, reflecting variable compensation costs tied to our improved performance. In the first quarter, SG&A totaled $12.9 million, compared with $12 million reported in the fourth quarter of 2003 but significantly less than $16.9 million reported in the year-ago first quarter. SG&A expense as a percentage of revenue declined to 24% in the first quarter of 2004, compared to 28% the previous quarter and 25% in the year-ago quarter, which includes Wet revenue and expense.

Bookings continued to be strong this quarter. We are participating well in the overall increase in the market demand, and customers are indicating greater faith in our technology, with increased orders. During the first quarter, bookings rose to $58.7 million, 21% higher than those of the fourth quarter. Our book to bill ratio was 1.14 in the first quarter of 2004, compared to the industry's 1.10 for the same quarter. Bookings continue to show the strength of new product demand, with 300 millimeter tools again representing almost 60% of total bookings.

Our bookings by region in the first quarter of 2004 were North America 17%, Europe 6%, Japan 16%, and Pacific Rim, 61%.

Let me now turn to the balance sheet. Cash at the end of the first quarter was $103.6 million, compared to $77.6 million at the end of the previous quarter and $82.3 million a year ago. This increase reflects Mattson's successful follow-on public offering of 8.6 million shares, half of which were sold by us and half by STEAG. Priced at $11.50 per share, the sale resulted in net proceeds to Mattson of over $46 million. Given the current ramp in industry demand, some portion of these proceeds is being allocated to working capital and other corporate expenses.

Deferred revenue stood at $43.6 million at the end of the first quarter, $4.9 million higher than the fourth quarter balance of $38.7 million, and $19.1 million higher than the first quarter of 2003. Accounts receivables increased to $50.8 million, nearly 50% over last quarter, on the strength of increased shipments. Days sales outstanding were 87 days in the first quarter, up from 72 days in the fourth quarter. Inventories at the end of the first quarter grew to $35.8 million, up over 30% from last quarter, as we meet the proportionally high backlog levels building in the current up cycle.

Working capital was $105.8 million at the end of the first quarter of 2004, up from $56.9 million for the fourth quarter and from $59.5 million in the first quarter of 2003. We anticipate that further cash investments will be required to continue funding our growth, assuming market demand remains strong.

We anticipate a minimal effective tax rate in 2004, and perhaps in 2005, given our planned utilization of accumulated net operating losses in the U.S. and Germany. NOLs do not offset all taxable income, so we are likely to incur some minimal tax expenses over the next few quarters in various tax jurisdictions.

We are benefiting in multiple ways from the current upturn. We continue to build on our CFE business model. We remain intently focused on cash generation and controlling our expenses. We continue to actively improve our management information and control systems to aid us in maintaining the highest standards of corporate governance. At the same time, we remain mindful of our commitment to shareholder value and its multiple components -- operational excellence, financial strength, advancing technology, and continued customer satisfaction. Mattson management is working together as a team to address each of these areas. We look forward to updating you next quarter.

Now, Dave has some closing comments before we take your questions. Dave?


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 Thanks, Ludger.

Now let me go to our outlook and guidance. All signs indicate that the economic recovery is strengthening and that the wafer fabrication equipment industry is in the early stages of a recovery. We expect continued momentum in the semiconductor capital equipment market. The improving economy, increasing demand in the semiconductor market, and strong demand for our products have driven increased bookings and revenues in the first quarter, and we are seeing strong signals that the trend will continue. However, we are also cognizant that a high early cycle bookings growth rate cannot continue indefinitely, and we are prepared for a more rational environment.

Our guidance for the second quarter is as follows -- we anticipate new order bookings to increase from 9% to 13% from the first quarter bookings, and we project revenue for our next quarter to range between $57 million and $60 million, an increase of about 7% to 13%. Similar to the last quarter, we anticipate gross margins to be between 41% to 44%.

So in summary, 2004 has begun on a positive note, and our first quarter was very successful. The accomplishments over the first few months of the year include: we expanded our product portfolio, with the introduction of the new products I described earlier; we secured key 200 and 300 millimeter wins in China, Japan, Korea, Singapore, Taiwan, and the United States; our CFE model is helping our company realize further efficiency gains and achieve the operational flexibility required to navigate in the industry cycles.

We will continue to execute to our corporate strategies and drive our key initiatives to leverage gains in the market and improve our bottom line results in the coming quarters. We are building a company with a global customer base and a strong, flexible operating model to deliver leading technology to the market. We believe that we're well-positioned to benefit from the strength of our business model and our solid financial health during the rest of 2004.

With that, I want to thank you very much for participating in our first quarter conference call. We are now open for your questions. Brett?


QUESTION AND ANSWER

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 Thank you very much. [Operator Instructions] We'll take our first question from
JP Morgan's Jay Deahna.


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 Jay Deahna  - JP Morgan - Analyst

 Thank you. Good morning, guys. Nice progress on the business model. A couple of questions. First of all, given your numerous account penetrations in multiple regions with multiple products, I'm a little bit surprised that your bookings guidance isn't a little bit better, relative to what we've seen from LAM and Novellus, given that you're gaining share. Are we still in a situation where a lot of your new design wins and penetrations will drive initial volume orders as we roll through the third and fourth quarter, and going forward from there? If you could give me a little sense as to the timing of the-- when some of these new ones kick in, and then I've got two follow-ons.


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 Dave Dutton  - Mattson Technology - CEO and President

 Great. Yeah, Jay, good morning, and thank you, first of all, very much for the congratulations. And yeah, I think you summarized it well -- we certainly feel we're making a lot of progress at a lot of new accounts. Some of these, we're just starting to see early follow on orders, some of them, we're still proving out. And I think on top of that, what we're looking at and staying guarded as to is, in the last three quarters, our customers have ordered a lot of capital equipment and these high order rates were really driven by our customers extending fab utilization to historic highs towards the end of the down cycle. And we really see, you know, that they are now, number one, beginning to digest these initial waves and, on top of that, our customers - at the same time, because they've learned how to extend their utilization, they really are much more guarded on when they're ordering. So we basically are remaining cautious on the order front, and being ready for what we term is a more "linear" growth. And on top of that - I think, if you remember, we had a very early pop. We were one of the earlier ones to see the bookings increase. As far as our tracking goes, we're still outpacing the industry and I think we'll continue to do that. And if the industry tracks a little more aggressive, you know, we'll be there. And we're also prepared for kind of a more linear section. As far as new products, I think in the natural phase, we will see those continue to fill in and add to our growth, as we move forward.


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 Jay Deahna  - JP Morgan - Analyst

 Is it safe to assume that you have some account penetrations/design wins at some meaningful accounts that have not yet transitioned into volume orders?


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 Dave Dutton  - Mattson Technology - CEO and President

 Yes, and you would-- and some of those you would be looking at probably a minimum of four months yet before you start to see those translate into orders.


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 Jay Deahna  - JP Morgan - Analyst

 OK. So relative to third quarter, you could see a pop from some new accounts?


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 Dave Dutton  - Mattson Technology - CEO and President

 Yes.


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 Jay Deahna  - JP Morgan - Analyst

 OK. And then the other question is on the gross margins. Given the revenue growth this quarter, why is it not trending up versus the last quarter?


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 Ludger Viefhues  - Mattson Technology - CFO

 Yeah, we are increased five tenths of a percentage point, Jay, and I as I mentioned, the ramp up in the new products put a little bit of pressure on that. As I mentioned, we see an increase in the second half of 2004.


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 Jay Deahna  - JP Morgan - Analyst

 And is that delay SAB-related, as a lot of the newer products need to be recognized on acceptance?


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 Ludger Viefhues  - Mattson Technology - CFO

 Yes, yes.


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 Jay Deahna  - JP Morgan - Analyst

 OK. I'll pass the buck. Thanks.


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Operator

 And moving on, we'll take a question from Bill Ong with American Technology Research.


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 Bill Ong  - American Technology Research - Analyst

 Sure, just to follow-up on the gross margin question, what type of peak gross margins can you expect in this cycle, just given a lot of the cost improvements you're making, and then factoring in some of your new products? On the tax rate, can we assume about a half-million dollar tax expense, going forward? I'll start with that for now.


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 Ludger Viefhues  - Mattson Technology - CFO

 Yes, I think that's-- to answer your last question, Bill, that's a good assumption, I think in that ballpark. You are right -- it's around that number, 1%, 1% to 2%. And the gross margin we think will increase in the second half and come closer to our target model. That is not the peak model. And that should be between 45% and 50%.


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 Bill Ong  - American Technology Research - Analyst

 OK, that's a pretty wide range. You think you'll probably be able to achieve it, towards the high end of that range?


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 Ludger Viefhues  - Mattson Technology - CFO

 Yeah, yeah.


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 Bill Ong  - American Technology Research - Analyst

 And then finally, given-- one of the trends taking place, obviously, is the increasing number of interconnect layers, and that's going to be clearly a growth driver on dry Strip. Do you have a sense of the correlation of how many dry Strip tools will be needed for each new layer going forward, or other types of metrics that you look at?


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 Dave Dutton  - Mattson Technology - CEO and President

 Yeah, we really focus mainly on our Highlands product, which is focused in the back-end-of-line, where we look at it. I think, right now, you just look, if you think in broader terms, that market tends to typically be about 35%, 40%, and I think as the layers increase, you might see that increase a little more, especially as it also becomes, you know, more difficult, more complex, as the device shrinks, the process times tend to get longer because it becomes a more critical clean. And I-- we do model it down to number of systems per fab, but it depends on their ramp rate and the complexity of their process, so it gets to be a fairly complex equation.


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 Bill Ong  - American Technology Research - Analyst

 OK, finally -- perhaps you can share with us the market share wins at some of your various customers, maybe on a qualitative level, just so I get a sense of how you feel, relative to Axcelis and some of the other competitors?


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 Dave Dutton  - Mattson Technology - CEO and President

 Yeah, I think- let me try and be qualitative, and again, we don't like discussing particular customers. But we do feel good about both adding new customers, adding customers to our new products, and also, as we see through to the next wave of 300 millimeter adopters, where we're moving there. So we saw, for example, on RTP, a new customer in Japan, also, in Korea. And then also an existing customer in Taiwan has now started to adopt our next generation RTP. In Strip, we saw a 300 millimeter adopter in Singapore that we've been able to move on, and also we added an account in China and have also added an engagement in the United States. So you know, broad-based and moving across multiple accounts, so the team has been pretty busy and I think, if we look at it already, especially in Strip, where we feel we have the broadest base set of accounts, where we are the vendor of choice, and we continue to expand on that. So we expect to see that translate that into, you know, real leadership gains as this cycle unfolds.


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 Bill Ong  - American Technology Research - Analyst

 OK, thanks, and congratulations on the nice progress you made.


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 Dave Dutton  - Mattson Technology - CEO and President

 You bet. Thanks.


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Operator

 And moving on, we'll go to Smith Barney's Glen Yeung.


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 Dan Barenbaum  - Smith Barney - Analyst

 Hi, guys, this is actually Dan Barenbaum for Glen. To follow-up a little bit on the gross margin guidance in the model, you had spoken previously about sort of a model quarter maybe being in the $60 million revenue range, with 50% gross margins and 20% operating margins. Are you still on track for that model and when do you think that might happen?


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 Ludger Viefhues  - Mattson Technology - CFO

 Yeah, Dan, we are on track on that model and we are not deviating from this. However, the beginning ramp with new products has delayed that a little bit, but we think we will reach it by the end of the year.


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 Dan Barenbaum  - Smith Barney - Analyst

 So do you think you're going to hit that revenue number maybe before you have an operational structure in place, or do you still think it's all going to happen at once?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 We have pretty much flexibility with the business model that we have described, and I think we are pretty much ready.


-------------------------------------------------------------------------------
 Dan Barenbaum  - Smith Barney - Analyst

 OK, and then -- different subject -- can you comment on the percentage of 200 versus 300 millimeter tools, shipments that you're seeing, and where that's trending?


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 Dave Dutton  - Mattson Technology - CEO and President

 Yeah, Dan, that's a good question, and it's actually kind of an interesting cycle and trend. Let me just tell you what we see from our perspective. We saw towards the end of 2003 actually 300 millimeter became the dominant shipment. It was running over 75% of our total shipments and bookings, was 300 millimeter. As we moved into the beginning of this year, we started to see 200 millimeter increases, especially due to China starting to ramp and some of the foundries started to really, you know, extend as much as they could their 200 millimeter factories to handle the increasing needs. Then, as we go through this year, we see 300 millimeter activity kind of through this next-- through the near-term, 300 millimeter starts to dominate again, probably being about 60% to 70%, and then as we move towards the back end of the year, where we think we may see another phase, especially of China expansion, where 200 millimeter will start to come back and be about 50% of the total. So that's kind of the overview that we see.


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 Dan Barenbaum  - Smith Barney - Analyst

 OK. Great. Thank you.


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Operator

 Next up, we'll go to semiconductorequipment.com's Robert Maire.


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 Robert Maire  - Semiconductorequipment.com - Analyst

 Yeah, congratulations again on the nice numbers. In terms of the, I guess, utilization by product type, DRAM pricing has been rather strong and I know utilization has been rather high. Can you give us a little granularity, a little breakdown, in terms of by application, where you're seeing more strength and what you're seeing out there in the different customer applications?


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 Dave Dutton  - Mattson Technology - CEO and President

 Yeah, Robert, and thanks again for the congratulations. And actually, the demand strength tends to, you know, just kind of like the discussion on the wafer size, tends to move a little bit quarter to quarter. We are seeing, if you go back again historically a little bit, you know, like about Q3 last year, we saw memory was a more dominant focus of bookings, and that translated into shipments. We've seen the last couple of quarters being stronger towards the foundries, as their business picked up and they were really overextended in capacity. As they start to digest that, we're seeing maybe a move back towards memory in the upcoming quarter, and then seeing it move back a little bit to logic, as some of the logic areas start to build out some of their infrastructure in 300 millimeter, and foundries fell a bit. And then towards the end of the year, it looks to me like it's going to be going back towards memory. So I think we'll see this transition back and forth, as kind of each sector, you know, reaches a level of capacity and, you know, goes through their next round of buys, then they kind of take a quarter to digest that before they come back around for their next phase.


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 Robert Maire  - Semiconductorequipment.com - Analyst

 OK, and another question -- in terms of your outsourcing and your cyclical, flexible model, how have your sub-suppliers and subcontractors been doing so far in ability to ramp up to the demand?


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 Dave Dutton  - Mattson Technology - CEO and President

 Yeah, actually, so far, we've been extremely happy with the capabilities. And we have put our suppliers, especially some of our subcontractors, who are really new to this model, through a lot of stress to meet this demand, and ramped very quickly. We have seen, you know -- obviously we're expediting, and some of the supply chain had to take a special watch, but we have been able to deliver everything we've planned in each quarter, within the quarter. We've seen slippages in days sometimes, but overall, we're really on a roll, not only internally but with all our suppliers doing very well, in quality and in our capability to deliver.


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 Robert Maire  - Semiconductorequipment.com - Analyst

 Yeah, related to that, LAM had mentioned on their call that they had won some business here and there because they were able to deliver before the competition. Have you been able to gain any market share through the faster response time or anything like that?


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 I-- we've used that less as a weapon. We've managed more of a-- where we've gone is a business model where we're really managing inventory more aggressively towards orders, and so what we feel we're winning on is really still product strength, you know, ability to meet the customers' demands. We have been able to move some equipment in, you know, but that's just really very dogged tightening our delivery overall. But we really feel we're winning market share more on the basis of strong product capabilities and very good relations.


-------------------------------------------------------------------------------
 Robert Maire  - Semiconductorequipment.com - Analyst


 Yeah, and one last question -- it seems like this cycle is certainly a bit more rational than the last cycle and fab managers are a little bit playing it closer to the vest in terms of putting out orders and things of that nature. Do you have any sense from customers as to-- I know this is a difficult question, but not necessarily the length of the cycle but current sustainable levels? Do you see it leveling off at sort of a more rational level and extending outward from here, or do you think there's sort of a second leg up to a significantly higher level of business?


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 Yeah, Robert, that's a great question and probably one of the toughest to answer. I'll maybe give you a little bit of my opinion on it and try and flavor it. I do think we've seen, you know, in my view, we've seen a more aggressive initial ramp in this cycle than last -- mainly because capacity had gotten overextended at our customers. But as they fill that, I think they are, like you said, playing it a little tighter and closer to the vest. Cycle times have come down in our industry to where we're delivering more, so we aren't seeing, you know, if you want to term "irrational exuberance" of double ordering and those things. We really aren't seeing that. So I think that that will tend to play out into a more sustainable and longer cycle and we also hope maybe a little more, you know, gentle cycle, as we go through it.


-------------------------------------------------------------------------------
 Robert Maire  - Semiconductorequipment.com - Analyst

 Great. Thank you.


-------------------------------------------------------------------------------
Operator

 And up next, we'll go to Ali Irani with CIBC World Markets.


-------------------------------------------------------------------------------
 Ali Irani  - CIBC World Markets - Analyst


 Good morning, gentlemen. I was hoping you could talk a little bit about the linearity of expected bookings in the quarter and whether you see your customers not just taking a pause but waiting to see what the volume of order growth into the second half looks like before they place new orders or decide what type of orders they want to place, late in the quarter?


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 Yeah, Ali, you know, good question. I think, and we are watching all of that. We still see, when I talk to our customers -- they're still seeing business very strong, you know, and are very happy with the way things are going. I think what we feel as any type of pause right now is more just their ability to digest, really, the equipment that's moving into their factories now and their ability to ramp. So I think that's where we remain cautious, is if we see any lumpiness or pauses, we think it'll be just due to execution capability of this industry to, you know, basically install and ramp what's now moving into factories. We see the underlying fundamentals, and the drive of them still needing to expand, as there and continuing to be there through the rest of the year.


-------------------------------------------------------------------------------
 Ali Irani  - CIBC World Markets - Analyst

 Sure, and I'm there with you. What I'm trying to assess is, obviously there's a lot of hope for, third quarter perhaps, bookings re-acceleration, and that would obviously depend on the order growth going into the second half, and it would suggest that sometime around the June timeframe, your customers would have better visibility as we start putting in the orders for the second half through the fab and foundry environment. And I'm wondering if some of your customers have had that discussion with you, the dialogue with you, in terms of what they're waiting for before they decide the pace of ramp at their new 300 millimeter facilities, for example.


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President


 Yeah, you know, I don't know if I can really go into that amount of detail, and our customers, I think -- Robert, you know, the last question, said it well, and our customers have-- they're certainly-- one thing is different this cycle -- our customers are playing their ramp tighter. You know, tighter to their vest, and waiting longer, again, because we're able to respond better. So I don't think that we have clarity, and that's one of the frustrations I think we all feel. The visibility through this up cycle is still more limited. I think it's forcing us all to stay cautious, but again, we still think the fundamental growth is there. But it's difficult to read if there will really be an acceleration phase or not.


-------------------------------------------------------------------------------
 Ali Irani  - CIBC World Markets - Analyst

 Great. Thank you very much.


-------------------------------------------------------------------------------
Operator

 [Operator Instructions] Now we'll go to [Tom DeMora] with State of Wisconsin.


-------------------------------------------------------------------------------
 Tom DeMora  - State of Wisconsin - Analyst

 Good morning. Great quarter, guys.


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 Thanks, Tom.


-------------------------------------------------------------------------------
 Tom DeMora  - State of Wisconsin - Analyst

 Just a question on your gross profit margins -- could you elaborate a little more on why it is that gross profit margins is expected to be relatively flat in the second quarter versus some improvement in the second half of '04? You said that part of the reason is new product introductions in this quarter and next, but I usually perceive that R&D expenses are the main costs for new product introductions, and just if you could put a little more color around what's going to happen to increase those margins in the second half of '04?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Yeah, Tom, thank you very much for your comment and that's a really good question. To stress the last point, technology R&D remains a strong focus because we want to be leading-edge in our advanced products and I think we see the benefits of that.

One topic here is in the beginning of a ramp, you don't have all operating levels available yet, you know, and that's why we are in the same ballpark as we have been last quarter. It is a little bit complicated, with the number of new products, and that takes a few more quarters. But in general we are not deviating from our road that we are in and from our business model. And I think that helps. But the number of new products are putting a little bit of pressure on it.


-------------------------------------------------------------------------------
 Tom DeMora  - State of Wisconsin - Analyst

 So perhaps you're traveling-- something of a learning curve in manufacturing and you hope to extract more efficiencies?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Yeah--


-------------------------------------------------------------------------------
 Tom DeMora  - State of Wisconsin - Analyst

 --out of the production, once a little time goes by and the volumes increase?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Yeah, that's right, and we have consolidated our facilities and built new fabs in order to meet the requirements, and that is a little bit of an impact, yeah.


-------------------------------------------------------------------------------
 Tom DeMora  - State of Wisconsin - Analyst

 And you think 45 to 50 is attainable for the second half of '04, for gross profit margin?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Yes, that's our target.


-------------------------------------------------------------------------------
 Tom DeMora  - State of Wisconsin - Analyst

 OK, thank you.


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 OK, thank you, Tom.


-------------------------------------------------------------------------------
Operator

 Now we'll go back to JP Morgan's Jay Deahna for a follow-up question.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 Hi. On the "other income" line, you had about a $700,000 hit in the first quarter. Was that foreign exchange, and what can we expect from that, going forward?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 No, it was not foreign exchange. We were pretty even because the dollar strengthened at the end of the quarter. We didn't have major loss. This was some reserves that we took for- to be on the conservative side.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 I'm sorry, can you repeat that?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Yeah. We took some reserves for business that we didn't see the payments coming in, so that was a conservative approach to increase our reserves.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 Now is "other income" net going to go back to kind of the break-even level going forward, in terms of what we should be modeling?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Yes.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 OK. And then on operating expenses, you didn't give us any guidance on that. Can you give us some guidance on SG&A and R&D, going forward?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Yeah, we will increase R&D and in our target model, it will be in the ballpark of 12% to 13%, and we will decrease our SG&A as a percentage of sales further; in absolute dollars, we'll keep it at this level, where it is. And we will materialize-- see the benefits as the top line increases.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 So in other words, we should, in absolute dollar terms, we should be thinking about relatively flat SG&A for the next several quarters?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Depending on the ramp up of the order of magnitude, it might go up a little bit, but I think depending on the market development, we might increase it a little bit.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 OK, so your--


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 --to keep our focus on cost containment.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 So you're maintaining tight control on SG&A?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Absolutely, absolutely.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 OK. And then on R&D, should we-- you made the adjustment there in the first quarter, losing the joint venture partner. Should we be creeping that up in absolute terms, at, you know, like a $200,000 or $300,000 a quarter, going forward?


-------------------------------------------------------------------------------
 Ludger Viefhues  - Mattson Technology - CFO

 Yeah, I think that's a realistic approach.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 OK. And then two other quick ones. I apologize. But first of all, in terms of your order input from Japan, do you see that increasing consistently, quarterly-- as this year progresses, or what do you see there, and are you, you know, positioned to have better share there this cycle versus last?


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

Yeah, Jay, this is Dave. I think we're -- you summed up what my answer would be. We've seen our position increase. We feel we're positioned well, as Japan now has continued to strengthen. We do see the order volume in absolute dollars continuing to increase with Japan, going forward. A, because our position, we feel, is strengthening. And B, because as Japan starts to come back alive, and you know, the investments that they've announced start to move forward.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 OK, and then two last quick ones. First of all, I think you said you have a Strip account penetration in the U.S. You mentioned that.


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 Yes.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 In response to Bill's question. What type of device manufacturer was that?


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 I really, you know, talking about customers in too much detail is very sensitive, and with this customer, especially sensitive, so I really would prefer, you know, not to comment further on it.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 Is it a top-tier type of chipmaker or--


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 It is a top-tier chipmaker.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 OK. And then the last question is, you said something earlier about 200 millimeter re-accelerating again in the fourth quarter because of China. Is that an industry-wide phenomenon, do you believe, and is it going to be driven by anything other than China?


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 We really feel -- from our viewpoint, it's more driven by China. I think we still see most of the adoption -- you know, some of the 200 millimeter orders today have been going towards foundries and filling out other existing 200 millimeter fabs. But we think most of the investment of new expansion is in China for 200 millimeter.


-------------------------------------------------------------------------------
 Jay Deahna  - JP Morgan - Analyst

 OK, thank you.


-------------------------------------------------------------------------------
Operator

And at this point, we have no further questions. Mr. Dutton, I'll turn things back to you for any additional or closing comments you may have.


-------------------------------------------------------------------------------
 Dave Dutton  - Mattson Technology - CEO and President

 Great. Thank you, Brett. And I want to thank everybody for joining our first quarter 2004 conference call. I'm very excited about the company's short-term and long-term opportunities, and we really look forward to updating you on our progress in the next quarter. Thank you.


-------------------------------------------------------------------------------
Operator

 And that concludes our program. Once again, everyone, thank you for your participation, and have a pleasant day.